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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  April 7, 2000
                        (Date of earliest event reported)


                                   HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)



        Nevada                      0-22873                     36-3855489
      (State of              (Commission File No.)            (IRS Employer
     Incorporation)                                        Identification No.)



                               670 Almanor Avenue
                           Sunnyvale, California 94086
          (Address of principal executive offices, including zip code)

                                 (408) 524-8100
              (Registrant's telephone number, including area code)






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Item 4.  Changes in Registrant's Certifying Accountant.

     This Form 8-K/A amends the Current Report on Form 8-K of Hyseq, Inc. as filed with the Securities and Exchange Commission on April 14, 2000, to file an amended Exhibit 16.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         16      Amended copy of Former Accountants Letter







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HYSEQ, INC.

                                                  /s/ Mark E. Gitter
                                                  ------------------------------
                                                  Name: Mark E. Gitter
                                                  Title: Chief Financial Officer
Date: April 19, 2000




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                                  EXHIBIT INDEX



Exhibit No.                        Description of Exhibit
-----------                        ----------------------

   16                              Amended copy of Former Accountants Letter